Exhibit 10.24
SEVENTH AMENDMENT TO CREDIT AGREEMENT
     THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of December 10, 2008, but shall be effective for all purposes as of the Effective Date (defined below) among Powell Industries, Inc., a Delaware corporation (“Parent”), Switchgear & Instrumentation Ltd., an entity organized under the laws of England and Wales (formerly known as Inhoco 3210 Limited, “Inhoco”), Switchgear & Instrumentation Properties Limited, an entity organized under the laws of England and Wales (“SI Properties” and together with Inhoco, “UK Borrower”), Bank of America, N.A., a national banking association, as Agent, Swing Line Lender and L/C Issuer under the Credit Agreement (in such capacity as administrative agent, together with its successors in such capacity, “Agent”), and each lender from time to time party to the Credit Agreement (collectively, “Lenders” and individually, a “Lender”). Capitalized terms used but not defined in this Amendment have the meaning given them in the Credit Agreement (defined below).
RECITALS
     A. Parent, Inhoco, and SI Properties, as borrowers (each a “Borrower” and collectively “Borrowers”), Agent and Lenders entered into that certain Credit Agreement dated as of June 29, 2005 (as amended by the First Amendment to Credit Agreement dated November 7, 2005, as amended by the Second Amendment to Credit Agreement dated January 11, 2006, as amended by the Third Amendment to Credit Agreement dated August 4, 2006, as amended by the Fourth Amendment to Credit Agreement dated December 7, 2006, as amended by the Fifth Amendment to Credit Agreement dated December 4, 2007, Sixth Amendment to Credit Agreement dated December 14, 2007, and as amended, restated or supplemented, the “Credit Agreement”).
     B. Borrowers, Agent and Lenders have agreed to amend the Credit Agreement, subject to the terms and conditions of this Amendment.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:
     1. Amendment to Credit Agreement. The Credit Agreement is amended as set forth below as of the Effective Date:
     (a) The definitions of Applicable Rate, Approved Period, Designated Sublimit, Letter of Credit Sublimit, and Termination Date in Section 1.01 of the Credit Agreement are deleted in their entirety and are replaced with the following:
“Applicable Rate means, except as specified below, the following percentages per annum, based upon the Consolidated Leverage Ratio as set out in the most recent Compliance Certificate received by Agent pursuant to Section 6.02(b):

Pricing	Consolidated Leverage	Eurocurrency		Letter of	Commitment
Level	Ratio	Rate	Base Rate	Credit Fee	Fee
1	<1,25:1.00	+1.25%	-0.50%	1.25%	0.25%

Pricing	Consolidated Leverage	Eurocurrency		Letter of	Commitment
Level	Ratio	Rate	Base Rate	Credit Fee	Fee
2	>1.25: l.00 but <1.75:1.00	+1.50%	-0.25%	1.50%	0.25%
3	>1.75:1.00 but <2.25:1.00	+1.75%	+0.00%	1.75%	0.25%
4	>2.25:1.00 but <2.75: 1.00	+2.00%	+0.25%	2.00%	0.375%
5	>2.75:1.00	+2.25%	+0.50%	2.25%	0.375%
Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided that, if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 4 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered until the first Business Day after a Compliance Certificate establishing a lower applicable Pricing Level is delivered pursuant to Section 6.02(b). Notwithstanding the foregoing, the Applicable Rate in effect commencing December 10, 2008, and ending on the first Business Day immediately following the date that a Compliance Certificate for the period ended May 31, 2009, is delivered pursuant to Section 6.02(b), shall not be less than Pricing Level 2 at any time.
Approved Period means the period commencing on the Closing Date and ending on December 31, 2012 (such period may be extended if requested by UK Borrower and if the Required Lenders agree, in their sole discretion, to an extension in writing).
Designated Sublimit means (a) with respect to Parent, the Commitment amount then in effect per Schedule 2.01 (C) and subject to reduction as specified in footnote 2 on Schedule 2.01 and (b) with respect to UK. Borrower, £4,000,000.
Letter of Credit Sublimit means (a) with respect to Parent, the Commitment amount then in effect per Schedule 2.01 (C) and subject to reduction as specified in footnote 2 on Schedule 2.01 and (b) with respect to UK Borrower, £4,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Committed Amount.
Termination Date means the earlier of (a) December 31, 2012, or (b) the effective date that the Lenders’ commitments to make Revolving Loans and purchase participations in L/C’s and Swing Line Loans are otherwise cancelled or terminated in accordance with Section 8 of this Agreement, or otherwise.”
     (b) Section 2.05(e) of the Credit Agreement is deleted in its entirety and replaced with the following:
“(e) If for any reason (i) the Outstanding Amount of Revolving Loans, L/C Obligations, and Swing Line Loans ever exceeds the Revolving Committed Amount then in effect, (ii) the Outstanding Amount of Revolving Loans to UK

Borrower exceeds its Designated Sublimit, or (iii) the Outstanding Amount of Revolving Loans to Parent exceeds its Designated Sublimit, then, subject to Section 2.01(c), each of the Borrowers, individually or in the aggregate, shall promptly, and in any event no later than 3 Business Days after written notice from Agent, prepay the Revolving Facility in an amount equal to the excess, together with all accrued and unpaid interest on the principal amount prepaid and any additional amounts required pursuant to Section 3.05 and/or Cash Collateralize the L/C Obligations; provided that, Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(e) unless after the prepayment in full of the Revolving Facility the Total Outstandings exceed the Aggregate Commitments then in effect. All such prepayments of each Borrower shall be applied ratably among its Revolving Notes (based on the proportion of each Revolving Note’s outstanding principal to the Outstanding Amount of all Revolving Loans).”
     (c) Sections 7.03(i) and (j) of the Credit Agreement are deleted in their entirety and replaced with the following:
“(i) during the Approved Period, Indebtedness of UK Borrower under its HSBC Bond Facility that does not exceed £22,500,000 at any time;
(j) during the Approved Period, the guaranty by Parent in respect of Indebtedness under the HSBC Bond Facility, provided that, the amount of its guaranteed obligation does not exceed £22,500,000 at any time; and”
     (d) Section 7.11(c) of the Credit Agreement is deleted in its entirety and replaced with the following:
“(c) Minimum Tangible Net Worth. Permit Consolidated Tangible Net Worth as of the end of each fiscal quarter, commencing with the quarter ending December 31, 2008, to be less than the sum of (i) $172,500,000 plus (ii) an amount equal to 50% of the Consolidated Net Income for each fiscal quarter, commencing with the fiscal quarter ending December 31, 2008, and for each fiscal quarter thereafter (with no deduction for a net loss in any fiscal quarter), plus (iii) an amount equal to 100% of the aggregate increases in Shareholders’ Equity of Parent and its Subsidiaries after the date hereof by reason of the issuance and sale of any Equity Interests of Parent or any Subsidiary (other than issuances to Parent or a wholly-owned Subsidiary), including upon any conversion of debt securities of Parent into such capital stock or other equity interests.”
   2. Schedule. The existing Schedule 2.01 to the Credit Agreement is deleted in its entirety and replaced with Schedule 2.01 attached to this Amendment.
   3. Conditions. This Amendment shall be effective as of December 10, 2008 (the “Effective Date”) once each of the following have been delivered to Agent:

     (a) this Amendment executed by Borrowers, Agent and Lenders;
     (b) Guarantors’ Consent and Agreement executed by the Guarantors;
     (c) a replacement Revolving Note executed by Parent and made payable to Bank of America, N.A., in the original principal amount of $83,500,000;
     (d) payment of an amendment fee to Bank of America, N.A., as specified in that certain Fee Letter dated December 10, 2008, among Borrowers and Bank of America, N.A.;
     (e) Officer’s Certificate of Parent certifying as to incumbency of officers, specimen signatures, no changes to articles of incorporation and bylaws since the date of the certificate delivered in connection with the Credit Agreement, and resolutions adopted by the Board of Directors authorizing this Amendment; and
     (f) such other documents as Agent or Lenders may reasonably request.
     4. Representations and Warranties. Each Borrower represents and warrants to Agent and Lenders that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Borrower, (c) no other consent of any Person (other than Lenders) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Loan Document (as amended by this Amendment) to which it is a party, and (g) no Default or Event of Default has occurred and is continuing. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. No investigation by Agent or Lenders is required for Agent or Lenders to rely on the representations and warranties in this Amendment.
     5. Scope of Amendment; Reaffirmation; Release. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Borrowers hereby reaffirm their obligations under the Loan Documents to which each is a party and agree that all Loan Documents to which they are a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment). Borrowers hereby release Agent and Lenders from any liability for actions or omissions in connection with the Credit Agreement and the other Loan Documents prior to the date of this Amendment.

6. Miscellaneous.
     (a) Waiver. This Amendment does not constitute (i) a waiver of, or a consent to (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Agent’s or Lenders’ right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.
     (b) Form. Each agreement, document, instrument or other writing to be furnished to Lenders under any provision of this Amendment must be in form and substance satisfactory to Agent and its counsel.
     (c) Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.
     (d) Costs. Expenses and Attorneys’ Fees. Borrowers agree to pay or reimburse Agent on demand for all of their reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Agent’s counsel.
     (e) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.
     (f) Multiple Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Amendment may be transmitted and signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrowers, Agent and Lenders. Agent may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.
     (g) Governing Law. This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.
     (h) Entirety. The Loan Documents (as amended hereby) Represent the Final Agreement Among Borrowers, Agent and Lenders and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties. There are No Unwritten Oral Agreements among the Parties.
[Signatures appear on the following pages.]

     The Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWERS: POWELL INDUSTRIES, INC.
By:	/s/ Don R. Madison
Don R. Madison
Vice President, Secretary and Treasurer

SWITCHGEAR & INSTRUMENTATION LTD., formerly known as Inhoco 3210 Limited
By:	/s/ Don R. Madison
Don R. Madison
Director

SWITCHGEAR & INSTRUMENTATION PROPERTIES LIMITED
By:	/s/ Don R. Madison
Don R. Madison
Director

Signature Page to Seventh Amendment to Credit Agreement

BANK OF AMERICA, N.A., as Agent
By:	/s/ Daniel J. Lintner
Daniel J. Lintner
Senior Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender
By:	/s/ Daniel J. Lintner
Daniel J. Lintner
Senior Vice President

Signature Page to Seventh Amendment to Credit Agreement

GUARANTORS’ CONSENT AND AGREEMENT TO SEVENTH AMENDMENT
     As an inducement to Agent and Lenders to execute, and in consideration of Agent’s and Lenders’ execution of, this Amendment, the undersigned hereby consents to this Amendment and agrees that this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under the Guaranty executed by each of the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Obligations (as defined in the Credit Agreement), all of which are in full force and effect. The undersigned further represents and warrants to Agent and Lenders that (a) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (b) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (c) no Default or Event of Default has occurred and is continuing. Guarantors hereby release Agent and Lenders from any liability for actions or omissions in connection with the Loan Documents prior to the date of this Amendment. This Guarantors’ Consent and Agreement shall be binding upon each of the undersigned, and its permitted assigns, and shall inure to the benefit of Agent, Lenders, and its successors and assigns.
GUARANTORS:

TRANSDYN, INC.,		POWELL INDUSTRIES ASIA, INC.,
a Delaware corporation		a Delaware corporation

By:	/s/ Don Madison Don Madison	By:	/s/ Don Madison Don Madison
	Vice President, Secretary, and Treasurer		Vice President, Secretary, and Treasurer

POWELL INDUSTRIES INTERNATIONAL,		POWELL ELECTRICAL SYSTEMS, INC.,
INC., a Delaware corporation		a Delaware corporation

By:	/s/ Don Madison Don Madison	By:	/s/ Don Madison Don Madison
	Vice President, Secretary, and Treasurer		Vice President, Secretary, and Treasurer
Guarantors’ Consent and Agreement to Seventh Amendment

SCHEDULE 2.01
COMMITMENTS
AND APPLICABLE PERCENTAGES
A. Term Facility for UK Borrower

		Applicable
Lender	Commitment	Percentage

Bank of America, N.A.	£6,000,000	100%

Total	£6,000,000	100%
B. Revolving Facility for UK Borrower

			Applicable
Lender	Commitment		Percentage

Bank of America, N.A.	£4,000,000		100%

Total	£4,000,000	[1]	100%
C. Revolving Facility for Parent

			Applicable
Lender	Commitment		Percentage

Bank of America, N.A.	$83,500,000	[2]	100%

Total	$83,500,000	[3]	100%

[1]	The Revolving Committed Amount, when determined, is the sum of the amount in footnote 1 plus the amount in footnote 3, as reduced pursuant to footnote 2.

[2]
This amount shall (i) reduce to $71,000,000 for the period commencing March 1, 2009 through May 31, 2009, and (ii) further reduce to $58,500,000 for the period commencing June 1, 2009 through the Termination Date, and Borrowers covenant and agree to make the mandatory prepayments of the Revolving Loans pursuant to Section 2.05(e).

[3]	The Revolving Committed Amount, when determined, is the sum of the amount in footnote 1 plus the amount in footnote 3, as reduced pursuant to footnote 2.
Schedule 2.01 to the Seventh Amendment